UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2013

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Examples	10
Portfolio of Investments:
Money Market	12
Global Infrastructure	16
Mid Cap Growth	19
Financial Statements:
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Notes to Financial Statements	30
Financial Highlights	52
Report of Independent Registered Public Accounting Firm	56
Results of Special Shareholder Meetings	57
Trustee and Officer Information	58
Federal Tax Notice	64

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited)

Dear Shareholder:

2013 saw wide divergences in performance — equities significantly outperformed bonds and developed market equities beat those of emerging markets. Stronger economic growth in the U.S., Europe and Japan, coupled with accommodative monetary policies from their central banks, supported investors' preference for developed world equities. At the same time, expectations for a winding down of the Federal Reserve's (Fed) bond buying program (called quantitative easing or QE) in the U.S. caused spikes in Treasury yields, sending bond prices across the spectrum lower, as prices move in the opposite direction of yields. In addition, some emerging market economies looked especially vulnerable to tighter liquidity conditions as well as faced lagging growth, driving investor flows away from emerging market asset classes.

Domestic Equity Overview

U.S. stocks turned in a strong performance in 2013, with both the Dow Jones Industrial Average and the S&P 500 Index reaching new highs during the year. As in 2012, the expectation that the accommodative monetary policy by the Fed would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy looked stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

Fixed Income Overview

Most segments of the bond market ended 2013 in negative territory. Weakness early in the year was amplified in the summer months when the Fed signaled its intention to taper its bond buying program sooner than expected. The yields on long-term U.S. Treasuries spiked in response to the Fed's tapering comments, and prices across the fixed income spectrum fell, as prices drop when yields rise. The high yield corporate sector was a notable exception, with a positive return for the year, buoyed by demand for the sector's potentially higher relative returns.

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. The Fed announced in December that it would begin to reduce the pace of its asset purchases beginning in January 2014. The Fed also highlighted its intention to keep its target federal funds rate at current low levels even beyond when the unemployment rate falls below 6.5%, especially if inflation remains under the Fed's 2% target, which could be 2015 by some estimates.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

International Equity Overview

Developed markets outperformed emerging markets in 2013. In Japan, economic expansion resumed early in the year and its central bank launched an aggressive QE program in April. These events led to a depreciation in the yen and a strong rally in Japanese stock prices. Europe also exited its recession in the first half of the year, and investors felt more optimistic about the containment of the sovereign debt crisis, although policy makers still have much work ahead of them. European equities benefited from the change in sentiment, ending the year higher.

Emerging markets lagged developed markets during the year, as the asset class suffered considerable outflows amid uncertainties about slowing growth, weakening currencies, falling commodity prices and the implications of the Fed's exit from QE, especially for countries with large current account deficits.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2013, Select Dimensions – Money Market Portfolio had net assets of approximately $55.3 million with an average portfolio maturity of 31 days. For the seven-day period ended December 31, 2013, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and -0.59% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.59% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -0.56% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2013, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2013, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and -0.84% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.84% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -0.80% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2013, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remain quite comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2013, Select Dimensions – Global Infrastructure Portfolio Class X shares produced a total return of 17.71%, outperforming the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 15.89%, and underperforming the S&P Global BMI Index, which returned 24.12%. For the same period, the Portfolio's Class Y shares returned 17.40%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2013

	1 Year	5 Years	10 Years	Since Inception*
Class X	17.71	15.37	11.08	10.03
Class Y	17.40	15.07	10.80	4.62

(1)  Ending value on December 31, 2013 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 15.89% during the period, as measured by the Index. Among the major infrastructure sectors, the gas midstream, toll roads, gas distribution utilities, and European regulated utilities outperformed the Index, while the pipeline companies, electricity transmission and distribution, and communications sectors underperformed the Index. Among sectors with more modest benchmark weightings, the diversified and airports sectors exhibited meaningful outperformance relative to the benchmark.

For full-year 2013, the Portfolio realized meaningful outperformance from bottom-up stock selection, only partially offset by adverse top-down positioning. From a bottom-up perspective, stock selection was neutral or provided positive attribution in all sectors aside from toll roads. From a top-down perspective, the Portfolio benefited from underweights to the electricity transmission and distribution and gas distribution sectors, as well as an overweight to the airports sector, offset by relative weakness from an overweight to pipeline companies and an underweight to gas midstream and European regulated utilities. Cash held in the Portfolio detracted from relative performance.

2013 global equity performance reflected a more positive outlook toward economic growth and the belief that many economies have "turned a corner" — in particular the developed markets of the U.S. and Europe (and to a lesser extent Japan). This was partially offset by concerns over the impact of rising interest rates in the U.S. and their effect on U.S. equity valuations as well as the spillover impact for emerging market economies, currencies, and equity markets. The equity securities of infrastructure companies were not entirely immune to these broad trends in 2013, and were generally visible in the strong performance of more gross domestic product (GDP)-leveraged transportation sectors such as rails, toll roads, and airports and the weakness in more stable sectors that were viewed by the market as "bond proxies" such as electricity transmission and distribution, communications, and pipeline companies. However, on a local currency basis, favorable returns were realized within all broad regions.

Looking at individual sectors, favorable performance for the European regulated utilities sector was the result of improved clarity and a more positive outlook for transmission company regulation in Spain (in particular on the electricity side) as well as the resolution of gas network regulation in Italy, which underscored the stability of regulation in the country despite ongoing uncertainty in Italian politics and the potential for political interference. Ongoing merger and acquisition (M&A) interest in U.K. utility assets, in particular in the water space, also provided an uplift for the sector.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

Underperformance for the electricity transmission and distribution sector was broadly attributable to concerns over valuation in the context of rising U.S. interest rates. Challenges to company returns on capital by customers and other stakeholders, as well as by adverse regulatory rulings, also had a modest negative impact on the sector.

Within the gas distribution utilities sector, the potential for midstream asset (MLP) spin-offs as well as M&A speculation favorably impacted U.S.-based gas distribution utilities in 2013. Within Chinese gas distribution, ongoing support by the central government for natural gas (as a way to de-carbonize the environment), coupled with resilient company operating results despite a slowing Chinese economy, drove favorable results.

Underperformance in pipeline companies broadly reflected a negative view on valuation in a rising interest rate environment, despite robust operating fundamentals, with company capital programs at record highs. Negative performance by a Canadian company weighed heavily on sector results, due to the general view that the northern leg of the Keystone XL pipeline will not be approved by the Obama administration.

The gas midstream sector's outperformance reflected ongoing rapid cash flow growth supported by sizable capital programs, as well as a number of spinoff and restructuring transactions, which highlighted the value of general partner economics embedded within many c-corp energy infrastructure companies.

In the communications sector, weakness in wireless tower companies reflected concerns over valuation in a rising interest rate environment, as well as concerns regarding a slowdown in lease up activity by the big four wireless carriers in the U.S.

Outperformance of the toll roads, airports and ports sector in 2013 was largely the result of an improved outlook for traffic/container volumes associated with an improving global economy. However, it is important to note that for many of the transportation companies, in particular those in Europe, strong share price performance was associated with multiple expansion (i.e., the expectation of a recovery), as operating fundamentals and underlying cash flows still reflect little growth. For airports, despite lackluster traffic growth in general, strong retail performance and a moderation in the capital expenditures (capex) cycle helped returns.

Modest underperformance was realized in the water sector in 2013 as relatively robust performance in the U.S. was offset by negative absolute performance in Brazil, where the regulatory outlook remains uncertain over the near term and share prices suffered alongside the broader Brazilian equity market.

Given recent strong performance and a narrowing gap between our view of intrinsic, private market infrastructure value and share prices in a number of infrastructure sectors, we begin 2014 with lower expected returns for the sector. However, we believe an allocation to global listed infrastructure securities can continue to provide investors with favorable risk-adjusted absolute returns and little overlap to the

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

broader equity markets. Furthermore, we continue to be able to invest in companies that trade at what we believe are meaningful discounts to intrinsic value. Imbedded into our current view on valuation is a belief that capex programs in certain sectors, most notably energy infrastructure and the wireless tower portion of the communications sector, will begin to moderate in the medium term (from record-high, industry-wide capital spending in the tens of billions of U.S. dollars). We would also reiterate that we view rising interest rates and the impact of the Federal Reserve "taper" — commonly cited as the most significant headwind for the sector — as more of a near-term, manageable risk, given that many infrastructure companies have various methods to adjust cash flows to accommodate higher debt costs, and we do not believe share prices reflected the low in cost of capital during the past period of low interest rates.

In terms of opportunities for 2014, we would note three themes in particular: First, valuations in the fixed satellite services (FSS) portion of the communications sector look increasingly attractive (in spite of some near to medium-term operating headwinds), as do a number of companies in the energy infrastructure and utilities sectors, even though sector-wide valuations appear less compelling. Second, more opportunities may develop in the transportation-leveraged sectors, in particular in Europe, as the global economy recovers. While we maintain a more cautious view on continental Europe and a global recovery overall — and have reflected this view in our company-specific underwriting — we acknowledge that there is scope for upside as recent data points seem to indicate an upturn in economic activity in a number of regions. The third theme we're considering is that we view a number of emerging markets infrastructure companies as increasingly attractive from a valuation standpoint, as country-level macro concerns are overwhelming stable company-level operating fundamentals in a number of cases. As a reminder, the Portfolio historically has and will continue to focus on developed market infrastructure companies which manage brownfield infrastructure assets, but we may look to invest a small portion of the Portfolio in greenfield infrastructure assets in emerging markets should the return prospects be appropriate relative to the level of risk.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the pipeline, communications, and toll road sectors, and an underweighting to companies in the gas distribution utilities, gas midstream, electricity transmission and distribution, and European regulated utilities sectors. Amongst the smaller sectors, we maintain an overweight to airports and have initiated an overweight to the water sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2013, Select Dimensions – Mid Cap Growth Portfolio Class X shares produced a total return of 37.69%, outperforming the Russell Midcap® Growth Index (the "Index"), which returned 35.74%. For the same period, the Portfolio's Class Y shares returned 37.36%. Past performance is no guarantee of future results. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector provided nearly all of the Portfolio's gains relative to the

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2013

	1 Year	5 Years	10 Years	Since Inception*
Class X	37.69	24.25	11.76	11.11
Class Y	37.36	23.95	11.48	5.09

(1)  Ending value on December 31, 2013 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

Index. Six of the top 10 contributors to the overall Portfolio's outperformance were technology stocks. An underweight in the materials and processing sector was also modestly advantageous to relative performance, as was stock selection and an underweight position in the energy sector. Within the energy sector, performance was led by a position in a solar panel maker.

Disappointing results from our stock selection in producer durables detracted from relative gains. Most of the Portfolio's holdings in the sector performed well but a lack of exposure to strong-performing groups such as control and filter scientific instruments and air transport was detrimental. Stock selection and an underweight position in the consumer discretionary sector resulted in relative losses as well. This position was eliminated during the year to fund other investments that we believe have more favorable risk/reward profiles. Relative performance was also hampered by stock selection in the consumer staples sector, where the Portfolio's positioning in drug and grocery store chains was disadvantageous during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ December 31, 2013 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/13 – 12/31/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Examples ■ December 31, 2013 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (0.01% return)	$1,000.00	$1,000.05	$0.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.66	$0.83
Class Y
Actual (0.01% return)	$1,000.00	$1,000.05	$0.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.66	$0.83

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.16% and 0.16% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 186@@/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.73% and 0.98% for Class X and Class Y shares, respectively.

  @@  Adjusted to reflect non-business day accruals.

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (11.80% return)	$1,000.00	$1,118.00	$9.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.38	$8.89
Class Y
Actual (11.63% return)	$1,000.00	$1,116.30	$10.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$10.16

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.75% and 2.00% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (20.37% return)	$1,000.00	$1,203.70	$5.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$5.04
Class Y
Actual (20.25% return)	$1,000.00	$1,202.50	$6.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.31

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.99% and 1.24% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market

Portfolio of Investments ■ December 31, 2013

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (39.9%)
$5,000	ABN Amro Securities LLC, (dated 12/31/13; proceeds $5,000,011; fully collateralized by various U.S. Government Agencies, 2.50% - 5.50% due 04/01/28 - 05/01/42; valued at $5,150,000)	0.04%		01/02/14	$5,000,000
1,860	BNP Paribas Securities Corp., (dated 12/31/13; proceeds $1,860,002; fully collateralized by a U.S. Government Agency, 4.00% due 11/20/43; valued at $1,915,800)	0.02		01/02/14	1,860,000
1,000	BNP Paribas Securities Corp., (dated 12/31/13; proceeds $1,000,010; fully collateralized by various Common Stocks and Preferred Stocks; valued at $1,050,017)	0.18		01/02/14	1,000,000
1,000	BNP Paribas Securities Corp., (dated 11/27/13; proceeds $1,000,681; fully collateralized by various Common Stocks and Preferred Stocks; valued at $1,050,728)	0.35		02/05/14	1,000,000
500	Merrill Lynch Pierce Fenner & Smith, (dated 12/10/13; proceeds $500,100; fully collateralized by a U.S. Government Agency, 6.21% due 06/05/36; valued at $510,746) (Demand 01/07/14)	0.08	(a)	03/10/14	500,000
10,000	Mizuho Securities USA, Inc., (dated 12/31/13; proceeds $10,000,011; fully collateralized by a U.S. Government Obligation, Zero Coupon due 01/23/14; valued at $10,200,000)	0.02		01/02/14	10,000,000
500	Mizuho Securities USA, Inc., (dated 12/31/13; proceeds $500,007; fully collateralized by various Common Stocks; valued at $525,003)	0.24		01/02/14	500,000
200	RBS Securities, Inc., (dated 12/31/13; proceeds $200,004; fully collateralized by a U.S. Government Obligation, 0.13% due 04/15/18; valued at $206,184)	0.33		01/02/14	200,000
1,000	TD Securities USA LLC, (dated 12/31/13; proceeds $1,000,003; fully collateralized by a Corporate Bond, 6.15% due 11/01/43 valued at $1,053,704)	0.06		01/02/14	1,000,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$1,000	Wells Fargo Securities LLC, (dated 10/25/13; proceeds $1,001,044 fully collateralized by various Corporate Bonds, 0.70% - 7.38% due 10/15/14 - 07/01/43 valued at $1,058,677)	0.40%	01/27/14	$1,000,000
	Total Repurchase Agreements (Cost $22,060,000)			22,060,000
	Commercial Paper (20.9%)
	Automobiles (1.1%)
600	Toyota Motor Credit Corp.	0.23 - 0.27	01/02/14 - 01/15/14	599,979
	International Banks (19.8%)
1,000	Bank of Nova Scotia	0.21 - 0.23	04/17/14 - 05/19/14	999,198
1,700	Caisse Des Depots Et	0.22 - 0.24	01/10/14 - 06/26/14	1,699,237
250	DBS Bank Ltd. (b)	0.22	05/05/14	249,811
1,250	Erste Abwicklungsanstalt	0.17 - 0.20	01/21/14 - 04/01/14	1,249,651
700	Mizuho Funding LLC (b)	0.23	01/15/14	699,939
1,100	Oversea Chinese Banking Corporation	0.18 - 0.21	01/03/14 - 01/06/14	1,099,980
750	Societe Generale North America, Inc.	0.24	01/31/14	749,850
700	Sumitomo Mitsui Trust Bank, Ltd. (b)	0.10	01/03/14	699,996
1,000	Sumitomo Mitsui Banking Corp.	0.22	03/10/14	999,594
2,500	United Overseas Bank Ltd. (b)	0.20 - 0.27	01/06/14 - 03/24/14	2,499,361
				10,946,617
	Total Commercial Paper (Cost $11,546,596)			11,546,596
	Certificates of Deposit (10.9%)
	International Banks
500	BNP Paribas	0.32	05/01/14	500,000
800	Credit Suisse NY	0.23	04/01/14	800,000
750	Mizuho Bank Ltd.	0.22	01/03/14	750,000
500	Oversea Chinese Banking Corporation	0.23	05/08/14	500,000
1,250	Sumitomo Mitsui Banking Corp.	0.10 - 0.26	01/03/14 - 05/09/14	1,250,000
1,000	Sumitomo Mitsui Trust Bank, Ltd.	0.12	01/03/14	1,000,000
1,250	Toronto Dominion Bank	0.07 - 0.18	01/03/14 - 03/17/14	1,250,000
	Total Certificates of Deposit (Cost $6,050,000)			6,050,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE(a)	DEMAND DATE(c)	MATURITY DATE	VALUE
	Extendible Floating Rate Notes (10.9%)
	Domestic Banks (5.9%)
$1,500	JPMorgan Chase Bank NA (Extendible Maturity Date 01/07/15)	0.32%	03/07/14	03/07/19	$1,500,000
1,750	Wells Fargo Bank NA (Extendible Maturity Date 01/15/15 - 01/20/15)	0.29 - 0.31	01/21/14 - 03/17/14	03/20/19 - 07/15/19	1,750,000
					3,250,000
	International Banks (5.0%)
750	Bank of Nova Scotia (Extendible Maturity Date 01/30/15)	0.30	01/30/14	01/31/19	750,000
1,000	Royal Bank of Canada (Extendible Maturity Date 12/31/14)	0.30	01/02/14	04/01/19	999,945
1,000	Svenska Handelsbanken AB (b) (Extendible Maturity Date 06/15/14)	0.28	01/15/14	05/13/16	1,000,000
					2,749,945
	Total Extendible Floating Rate Notes (Cost $5,999,945)				5,999,945
	Floating Rate Notes (9.3%)
	International Banks
500	ASB Finance Ltd. (b)	0.27	01/03/14	01/03/14	500,000
500	DBS Bank Ltd. (b)	0.26	03/31/14	09/30/14	499,967
550	HSBC Bank PLC	0.24	01/10/14	04/10/14	550,000
2,500	Rabobank Nederland NY	0.26 - 0.32	02/28/14 - 03/24/14	03/24/14 - 12/23/14	2,500,000
1,100	Westpac Banking Corp.	0.29	03/17/14	12/15/14	1,100,000
	Total Floating Rate Notes (Cost $5,149,967)				5,149,967
	Tax-Exempt Instrument (3.6%)
	Weekly Variable Rate Bond
2,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $2,000,000)	0.06	01/07/14	10/01/48	2,000,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	U.S. Agency Security (3.6%)
$2,000	Federal Home Loan Bank (Cost $1,999,611)	0.10%	03/12/14	$1,999,611
	Total Investments (Cost $54,806,119)		99.1%	54,806,119
	Other Assets in Excess of Liabilities		0.9	511,800
	Net Assets		100.0%	$55,317,919

  (a)  Rate shown is the rate in effect at December 31, 2013.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Date of next interest rate reset.

MATURITY SCHEDULE† (unaudited)

1 - 30 Days	67.3%
31 - 60 Days	6.9
61 - 90 Days	16.9
91 - 120 Days	3.7
121 + Days	5.2
100.0%

†  As a percentage of total investments.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2013

NUMBER OF SHARES		VALUE
	Common Stocks (96.0%)
	Australia (3.6%)
	Airports
24,961	Sydney Airport	$84,693
	Diversified
55,373	DUET Group (a)	98,885
	Oil & Gas Storage & Transportation
2,959	APA Group (a)	15,853
	Toll Roads
28,213	Macquarie Atlas Roads Group	69,276
90,265	Transurban Group (a)	551,288
		620,564
	Transmission & Distribution
57,309	Spark Infrastructure Group (a)	83,153
	Total Australia	903,148
	Austria (1.1%)
	Airports
3,278	Flughafen Wien AG	275,082
	Brazil (2.0%)
	Oil & Gas Storage & Transportation
6,500	CCR SA	48,958
	Water
40,800	Cia de Saneamento Basico do Estado de Sao Paulo ADR (a)	462,672
	Total Brazil	511,630
	Canada (13.5%)
	Oil & Gas Storage & Transportation
28,020	Enbridge, Inc. (a)	1,224,202
47,690	TransCanada Corp. (a)	2,179,216
	Total Canada	3,403,418
NUMBER OF SHARES		VALUE
	China (4.2%)
	Diversified
14,000	Guangdong Investment Ltd. (b)	$13,685
	Oil & Gas Storage & Transportation
40,500	Beijing Enterprises Holdings Ltd. (b)	401,642
106,000	China Gas Holdings Ltd. (b)	155,836
20,000	ENN Energy Holdings Ltd. (b)	147,918
		705,396
	Ports
56,605	China Merchants Holdings International Co., Ltd. (b)	206,585
	Toll Roads
104,000	Jiangsu Expressway Co., Ltd., H Shares (b)	127,816
	Total China	1,053,482
	France (3.6%)
	Communications
15,373	Eutelsat Communications SA	479,333
13,524	SES SA	437,775
	Total France	917,108
	Germany (2.2%)
	Airports
7,403	Fraport AG Frankfurt Airport Services Worldwide	553,924
	Italy (6.6%)
	Oil & Gas Storage & Transportation
155,517	Snam SpA	869,899
	Toll Roads
19,427	Atlantia SpA (a)	435,896
12,302	Societa Iniziative Autostradali e Servizi SpA	122,106
		558,002

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
43,882	Terna Rete Elettrica Nazionale SpA	$219,258
	Total Italy	1,647,159
	Japan (1.4%)
	Oil & Gas Storage & Transportation
72,000	Tokyo Gas Co., Ltd.	354,154
	Luxembourg (1.2%)
	Communications
12,870	Intelsat SA (c)	290,090
	Netherlands (1.7%)
	Oil & Gas Storage & Transportation
7,335	Koninklijke Vopak N.V.	429,059
	Spain (2.5%)
	Diversified
15,005	Ferrovial SA	290,335
	Toll Roads
8,143	Abertis Infraestructuras SA (a)	180,918
	Transmission & Distribution
2,260	Red Electrica Corp., SA (a)	150,790
	Total Spain	622,043
	Switzerland (1.5%)
	Airports
629	Flughafen Zuerich AG (Registered)	367,719
	United Kingdom (7.2%)
	Transmission & Distribution
97,069	National Grid PLC	1,266,642
	Water
8,480	Pennon Group PLC	92,470
11,146	Severn Trent PLC	314,696
12,602	United Utilities Group PLC	140,130
		547,296
	Total United Kingdom	1,813,938
NUMBER OF SHARES		VALUE
	United States (43.7%)
	Communications
13,550	American Tower Corp. REIT	$1,081,561
12,330	Crown Castle International Corp. (c)	905,392
6,200	SBA Communications Corp., Class A (c)	557,008
		2,543,961
	Diversified
30,300	CenterPoint Energy, Inc.	702,354
	Oil & Gas Storage & Transportation
2,280	Atmos Energy Corp.	103,558
6,370	Cheniere Energy, Inc. (c)	274,674
11,984	Enbridge Energy Management LLC (c)	343,701
18,040	Kinder Morgan, Inc.	649,440
10,290	NiSource, Inc.	338,335
11,970	ONEOK, Inc.	744,294
7,936	Plains GP Holdings LP, Class A (c)	212,447
1,980	SemGroup Corp., Class A	129,155
10,180	Sempra Energy	913,757
22,595	Spectra Energy Corp.	804,834
25,310	Williams Cos., Inc. (The)	976,207
		5,490,402
	Transmission & Distribution
7,721	ITC Holdings Corp.	739,826
10,918	Northeast Utilities	462,814
15,220	PG&E Corp.	613,062
		1,815,702
	Water
9,750	American Water Works Co., Inc.	412,035
	Total United States	10,964,454
	Total Common Stocks (Cost $17,361,573)	24,106,408

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investments (21.5%)
	Securities held as Collateral on Loaned Securities (18.4%)
	Investment Company (16.0%)
4,019	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $4,019,014)	$4,019,014
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (2.4%)
$362	BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 01/02/14; proceeds $362,000; fully collateralized by various U.S. Government Obligations; 0.63% - 3.63% due 08/15/16 - 02/15/21; valued at $369,240)	362,000
259	Merrill Lynch & Co., Inc. (0.18%, dated 12/31/13, due 01/02/14; proceeds $258,574; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $279,411)	258,571
	Total Repurchase Agreements (Cost $620,571)	620,571
	Total Securities held as Collateral on Loaned Securities (Cost $4,639,585)	4,639,585
NUMBER OF SHARES (000)		VALUE
	Investment Company (3.1%)
777	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class (See Note 6) (Cost $777,354)	$777,354
	Total Short-Term Investments (Cost $5,416,939)	5,416,939
Total Investments (Cost $22,778,512)	117.5%	29,523,347
Liabilities in Excess of Other Assets	(17.5)	(4,405,434)
Net Assets	100.0%	$25,117,913

ADR  American Depositary Receipt.

  REIT  Real Estate Investment Trust.

  (a)  All or a portion of this security was on loan at December 31, 2013.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Non-income producing security.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$11,317,139		45.5%
Communications	3,751,159		15.1
Transmission & Distribution	3,535,545		14.2
Toll Roads	1,487,300		6.0
Water	1,422,003		5.7
Airports	1,281,418		5.2
Diversified	1,105,259		4.4
Investment Company	777,354		3.1
Ports	206,585		0.8
	$24,883,762	**	100.0%

**  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2013

NUMBER OF SHARES		VALUE
	Common Stocks (92.8%)
	Advertising Agencies (1.0%)
13,799	Aimia, Inc. (Canada)	$253,442
	Aerospace (0.5%)
774	TransDigm Group, Inc.	124,629
	Alternative Energy (0.9%)
2,944	Range Resources Corp.	248,209
	Automobiles (2.0%)
3,504	Tesla Motors, Inc. (a)(b)	526,931
	Beverage: Soft Drinks (1.9%)
3,097	Green Mountain Coffee Roasters, Inc. (a)(b)	234,071
4,157	Monster Beverage Corp. (a)	281,720
		515,791
	Biotechnology (4.9%)
971	Alnylam Pharmaceuticals, Inc. (a)	62,465
11,036	Illumina, Inc. (a)	1,220,802
		1,283,267
	Cable Television Services (0.9%)
1,793	Charter Communications, Inc., Class A (a)	245,211
	Cement (0.9%)
2,352	Martin Marietta Materials, Inc.	235,059
	Commercial Services (5.6%)
9,708	Gartner, Inc. (a)	689,754
11,701	Intertek Group PLC (United Kingdom)	609,965
1,618	MercadoLibre, Inc. (Brazil)	174,404
		1,474,123
	Communications Technology (3.0%)
11,767	Motorola Solutions, Inc.	794,272
	Computer Services, Software & Systems (17.6%)
13,040	Akamai Technologies, Inc. (a)	615,227
5,042	IHS, Inc., Class A (a)	603,527
2,733	LinkedIn Corp., Class A (a)	592,596
2,220	NetSuite, Inc. (a)	228,704
NUMBER OF SHARES		VALUE
5,061	Qihoo 360 Technology Co., Ltd. ADR (China) (a)	$415,255
4,644	ServiceNow, Inc. (a)	260,111
1,659	SINA Corp. (China) (a)	139,771
12,135	Solera Holdings, Inc.	858,673
8,852	Twitter, Inc. (a)(b)	563,430
3,025	Workday, Inc., Class A (a)	251,559
34,172	Zynga, Inc., Class A (a)	129,854
		4,658,707
	Computer Technology (5.9%)
1,286	ASOS PLC (United Kingdom) (a)	130,414
15,229	Dropbox, Inc. (a)(c)(d)(e) (acquisition cost - $137,809; acquired 05/01/12)	209,246
969	Stratasys Ltd. (a)	130,524
16,851	Yandex N.V., Class A (Russia) (a)	727,121
11,534	Youku Tudou, Inc. ADR (China) (a)	349,480
		1,546,785
	Consumer Services: Miscellaneous (3.6%)
5,050	FleetCor Technologies, Inc. (a)	591,709
20,063	Qualicorp SA (Brazil) (a)	191,339
3,851	zulily, Inc., Class A (a)	159,547
		942,595
	Diversified Manufacturing Operations (1.0%)
4,205	Colfax Corp. (a)	267,816
	Diversified Retail (6.0%)
10,211	Dollar Tree, Inc. (a)	576,105
52,496	Groupon, Inc. (a)	617,878
12,323	Moncler SpA (Italy) (a)	267,853
1,548	TripAdvisor, Inc. (a)	128,221
		1,590,057
	Electronic Components (1.0%)
2,903	3D Systems Corp. (a)(b)	269,776

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES		VALUE
	Electronic Entertainment (1.0%)
3,825	Splunk, Inc. (a)	$262,663
	Entertainment (0.8%)
153	Legend Pictures LLC Ltd. (a)(c)(d)(e) (acquisition cost - $163,577; acquired 03/08/12)	201,447
	Financial Data & Systems (4.7%)
14,525	MSCI, Inc. (a)	635,033
9,443	Verisk Analytics, Inc., Class A (a)	620,594
		1,255,627
	Foods (1.9%)
7,237	McCormick & Co., Inc.	498,774
	Health Care Services (3.7%)
5,500	athenahealth, Inc. (a)	739,750
2,004	Stericycle, Inc. (a)	232,805
		972,555
	Insurance: Property-Casualty (4.3%)
9,008	Arch Capital Group Ltd. (a)	537,687
21,859	Progressive Corp. (The)	596,095
		1,133,782
	Medical Equipment (2.8%)
1,960	Intuitive Surgical, Inc. (a)	752,797
	Personal Care (0.4%)
3,508	Sally Beauty Holdings, Inc. (a)	106,047
	Pharmaceuticals (5.6%)
9,302	Endo Health Solutions, Inc. (a)	627,513
11,564	Ironwood Pharmaceuticals, Inc. (a)	134,258
8,664	Mead Johnson Nutrition Co.	725,697
		1,487,468
	Recreational Vehicles & Boats (2.7%)
21,722	Edenred (France)	727,052
	Restaurants (4.4%)
12,457	Dunkin' Brands Group, Inc.	600,427
3,187	Panera Bread Co., Class A (a)	563,111
		1,163,538
NUMBER OF SHARES		VALUE
	Semiconductors & Components (0.8%)
3,856	First Solar, Inc. (a)	$210,692
	Specialty Retail (0.8%)
2,151	Ulta Salon Cosmetics & Fragrance, Inc. (a)	207,614
	Textiles Apparel & Shoes (2.2%)
7,983	Carter's, Inc.	573,100
	Total Common Stocks (Cost $16,908,662)	24,529,826
	Convertible Preferred Stocks (0.1%)
	Communications Technology (0.0%)
2,438	Peixe Urbano, Inc. (Brazil) (a)(c)(d)(e) (acquisition cost - $80,261; acquired 12/02/11)	2,950
	Computer Technology (0.1%)
1,479	Dropbox, Inc., Series A (a)(c)(d)(e) (acquisition cost - $13,384; acquired 05/25/12)	20,321
	Total Convertible Preferred Stocks (Cost $93,645)	23,271
	Preferred Stocks (0.5%)
	Computer Services, Software & Systems (0.3%)
14,953	Palantir Technologies, Inc., Series G (a)(c)(d)(e) (acquisition cost - $45,756; acquired 07/19/12)	52,485
3,398	Palantir Technologies, Inc., Series H (a)(c)(d)(e) (acquisition cost - $11,927; acquired 10/25/13)	11,927

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES		VALUE
3,398	Palantir Technologies, Inc., Series H1 (a)(c)(d)(e) (acquisition cost - $11,927; acquired 10/25/13)	$11,927
		76,339
	Diversified Retail (0.2%)
1,969	Flipkart Online Services Pvt Ltd., Series D (India) (a)(c)(d)(e) (acquisition cost - $45,183; acquired 10/04/13)	46,645
	Total Preferred Stocks (Cost $114,793)	122,984
NOTIONAL AMOUNT
	Call Options Purchased (0.1%)
	Foreign Currency Options
286,705	USD/CNY December 2014 @ CNY 6.50	472
3,564,297	USD/CNY December 2014 @ CNY 6.50	5,977
4,008,298	USD/CNY December 2014 @ CNY 6.50	6,810
	Total Call Options Purchased (Cost $24,732)	13,259
NUMBER OF SHARES (000)
	Short-Term Investments (12.0%)
	Securities held as Collateral on Loaned Securities (5.4%)
	Investment Company (4.7%)
1,234	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,234,246)	1,234,246
PRINCIPAL AMOUNT (000)		VALUE
	Repurchase Agreements (0.7%)
$111	BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 01/02/14; proceeds $111,171; fully collateralized by various U.S. Government Obligations; 0.63% - 3.63% due 08/15/16 - 02/15/21; valued at $113,394)	$111,171
79	Merrill Lynch & Co., Inc. (0.18%, dated 12/31/13, due 01/02/14; proceeds $79,408; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $85,807)	79,407
	Total Repurchase Agreements (Cost $190,578)	190,578
	Total Securities held as Collateral on Loaned Securities (Cost $1,424,824)	1,424,824
NUMBER OF SHARES (000)
	Investment Company (6.6%)
1,754	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,753,550)	1,753,550
	Total Short-Term Investments (Cost $3,178,374)	3,178,374
Total Investments (Cost $20,320,206)	105.5%	27,867,714
Liabilities in Excess of Other Assets	(5.5)	(1,443,560)
Net Assets	100.0%	$26,424,154

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2013 continued

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at December 31, 2013.

  (c)  At December 31, 2013, the Portfolio held fair valued securities valued at $556,948, representing 2.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2013 amounts to $556,948 and represents 2.1% of net assets.

  (e)  Security has been deemed illiquid at December 31, 2013.

Currency Abbreviation:

CNY  Chinese Yuan Renminbi.

USD  United States Dollar.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$4,735,046		17.9%
Investment Company	1,753,550		6.6
Diversified Retail	1,636,702		6.2
Computer Technology	1,567,106		5.9
Pharmaceuticals	1,487,468		5.6
Commercial Services	1,474,123		5.6
Biotechnology	1,283,267		4.9
Financial Data & Systems	1,255,627		4.7
Restaurants	1,163,538		4.4
Insurance: Property-Casualty	1,133,782		4.3
Health Care Services	972,555		3.7
Consumer Services: Miscellaneous	942,595		3.6
Communications Technology	797,222		3.0
Medical Equipment	752,797		2.8
Recreational Vehicles & Boats	727,052		2.7
Textiles Apparel & Shoes	573,100		2.2
Automobiles	526,931		2.0
Beverage: Soft Drinks	515,791		1.9
Foods	498,774		1.9
Electronic Components	269,776		1.0
Diversified Manufacturing Operations	267,816		1.0
Electronic Entertainment	262,663		1.0
Advertising Agencies	253,442		1.0
Alternative Energy	248,209		0.9
Cable Television Services	245,211		0.9
Cement	235,059		0.9
Semiconductors & Components	210,692		0.8
Specialty Retail	207,614		0.8
Entertainment	201,447		0.8
Aerospace	124,629		0.5
Personal Care	106,047		0.4
Other	13,259		0.1
	$26,442,890	**	100.0%

**  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

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Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2013

	Money Market		Global Infrastructure		Mid Cap Growth
Assets:
Investments in securities, at value*	$54,806,119	(1)	$24,726,979	(2)	$24,879,918	(2)
Investment in affiliate, at value**	—		4,796,368		2,987,796
Total investments in securities, at value	54,806,119		29,523,347		27,867,714
Cash	16,225		155,652	(3)	47,832	(3)
Receivable for:
Shares of beneficial interest sold	502,607		—		—
Investments sold	—		175,041		36,071
Dividends	—		85,522		9,503
Foreign withholding taxes reclaimed	—		13,848		—
Interest	6,150		—		—
Dividends from affiliate	—		17		59
Due from Adviser	3,052		—		—
Prepaid expenses and other assets	1,084		20,641		1,815
Total Assets	55,335,237		29,974,068		27,962,994
Liabilities:
Collateral on securities loaned, at value	—		4,781,378		1,468,369
Payable for:
Investments purchased	—		37,994		46,484
Advisory fee	—		12,189		9,362
Shares of beneficial interest redeemed	7,493		5,080		5,488
Transfer agent fee	1,730		2,275		766
Administration fee	—		1,723		1,808
Distribution fee (Class Y)	—		1,531		1,488
Accrued expenses and other payables	8,095		13,985		5,075
Total Liabilities	17,318		4,856,155		1,538,840
Net Assets	$55,317,919		$25,117,913		$26,424,154
Composition of Net Assets:
Paid-in-capital	$55,317,157		$14,859,532		$16,663,688
Net unrealized appreciation (depreciation)	—		6,746,304		7,547,512
Accumulated undistributed net investment income (net investment loss)	2,011		376,286		(8,496)
Accumulated net realized gain (loss)	(1,249)		3,135,791		2,221,450
Net Assets	$55,317,919		$25,117,913		$26,424,154
* Cost	$54,806,119		$17,982,144		$17,332,410
** Affiliated Cost	$—		$4,796,368		$2,987,796
Class X Shares:
Net Assets	$21,087,226		$18,007,863		$19,452,738
Shares Outstanding (unlimited shares authorized, $0.01 par value)	21,087,187		698,645		432,051
Net Asset Value Per Share	$1.00		$25.78		$45.02
Class Y Shares:
Net Assets	$34,230,693		$7,110,050		$6,971,416
Shares Outstanding (unlimited shares authorized, $0.01 par value)	34,229,970		276,288		158,647
Net Asset Value Per Share	$1.00		$25.73		$43.94

(1)  Including repurchase agreements of $22,060,000.

(2)  Including securities loaned at value of $4,983,008 and $1,630,027, respectively.

(3)  Including foreign currency valued at $13,860 and $1,877, respectively with a cost of $13,900 and $1,874, respectively.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2013

	Money Market	Global Infrastructure	Mid Cap Growth
Net Investment Income:
Income
Dividends†	$—	$784,452	$161,141
Interest	123,198	—	—
Income from securities loaned - net	—	8,747	2,337
Dividends from affiliates (Note 6)	—	95	606
Total Income	123,198	793,294	164,084
†Net of foreign withholding taxes	—	46,115	6,945
Expenses
Advisory fee (Note 4)	276,875	149,102	103,742
Professional fees	84,908	95,621	72,089
Distribution fee (Class Y shares) (Note 5)	98,233	18,438	16,318
Custodian fees	17,841	39,838	24,209
Administration fee (Note 4)	30,764	20,927	19,760
Shareholder reports and notices	15,043	25,378	5,510
Merger expense	—	19,174	—
Transfer agent fees and expenses	4,465	6,444	3,494
Trustees' fees and expenses	2,010	1,629	1,927
Other	6,998	18,442	13,673
Total Expenses	537,137	394,993	260,722
Less: amounts waived (Note 5)	(420,092)	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(455)	(904)
Net Expenses	117,045	394,538	259,818
Net Investment Income (Loss)	6,153	398,756	(95,734)
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	128	3,259,150	2,362,898
Foreign currency translation	—	(138)	649
Net Realized Gain	128	3,259,012	2,363,547
Change in Unrealized Appreciation (Depreciation) on:
Investments	—	567,622	5,632,401
Foreign currency translation	—	682	13
Net Change in Unrealized Appreciation (Depreciation)	—	568,304	5,632,414
Net Gain	128	3,827,316	7,995,961
Net Increase	$6,281	$4,226,072	$7,900,227

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Global Infrastructure
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,153	$6,030	$398,756	$603,375
Net realized gain	128	13	3,259,012	2,329,500
Net change in unrealized appreciation (depreciation)	—	—	568,304	1,582,220
Net Increase	6,281	6,043	4,226,072	4,515,095
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,224)	(3,087)	(468,224)	(438,478)
Class Y Shares	(3,929)	(5,999)	(162,916)	(151,957)
Net realized gain
Class X Shares	—	—	(1,650,640)	(1,819,783)
Class Y Shares	—	—	(641,949)	(715,240)
Total Dividends and Distributions	(6,153)	(9,086)	(2,923,729)	(3,125,458)
Net decrease from transactions in shares of beneficial interest	(15,544,519)	(12,770,135)	(2,940,238)	(2,779,186)
Net Increase (Decrease)	(15,544,391)	(12,773,178)	(1,637,895)	(1,389,549)
Net Assets:
Beginning of period	70,862,310	83,635,488	26,755,808	28,145,357
End of Period	$55,317,919	$70,862,310	$25,117,913	$26,755,808
Accumulated Undistributed Net Investment Income (Loss)	$2,011	$2,100	$376,286	$608,833

See Notes to Financial Statements

	Mid Cap Growth
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(95,734)	$74,507
Net realized gain	2,363,547	52,392
Net change in unrealized appreciation (depreciation)	5,632,414	2,057,997
Net Increase	7,900,227	2,184,896
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(61,680)	—
Class Y Shares	(4,099)	—
Net realized gain
Class X Shares	(48,492)	(1,395,029)
Class Y Shares	(17,822)	(581,952)
Total Dividends and Distributions	(132,093)	(1,976,981)
Net decrease from transactions in shares of beneficial interest	(4,785,176)	(3,764,962)
Net Increase (Decrease)	2,982,958	(3,557,047)
Net Assets:
Beginning of period	23,441,196	26,998,243
End of Period	$26,424,154	$23,441,196
Accumulated Undistributed Net Investment Income (Loss)	$(8,496)	$72,136

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Global Infrastructure
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Class X Shares
Shares
Sold	9,569,855	4,239,694	14,497	6,829
Reinvestment of dividends and distributions	2,224	3,087	91,885	100,770
Redeemed	(11,729,718)	(8,551,676)	(179,416)	(190,854)
Net Decrease - Class X	(2,157,639)	(4,308,895)	(73,034)	(83,255)
Amount
Sold	$9,569,855	$4,239,694	$372,595	$159,855
Reinvestment of dividends and distributions	2,224	3,087	2,118,864	2,258,261
Redeemed	(11,729,718)	(8,551,676)	(4,522,452)	(4,576,331)
Net Decrease - Class X	$(2,157,639)	$(4,308,895)	$(2,030,993)	$(2,158,215)
Class Y Shares
Shares
Sold	22,465,962	20,134,683	10,566	14,958
Reinvestment of dividends and distributions	3,929	5,999	34,918	38,714
Redeemed	(35,856,771)	(28,601,922)	(77,876)	(77,056)
Net Decrease - Class Y	(13,386,880)	(8,461,240)	(32,392)	(23,384)
Amount
Sold	$22,465,962	$20,134,683	$268,157	$357,081
Reinvestment of dividends and distributions	3,929	5,999	804,865	867,197
Redeemed	(35,856,771)	(28,601,922)	(1,982,267)	(1,845,249)
Net Decrease - Class Y	$(13,386,880)	$(8,461,240)	$(909,245)	$(620,971)

See Notes to Financial Statements

	Mid Cap Growth
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Class X Shares
Shares
Sold	3,841	4,669
Reinvestment of dividends and distributions	2,946	43,257
Redeemed	(91,888)	(116,274)
Net Decrease - Class X	(85,101)	(68,348)
Amount
Sold	$148,481	$153,516
Reinvestment of dividends and distributions	110,172	1,395,029
Redeemed	(3,531,251)	(3,925,346)
Net Decrease - Class X	$(3,272,598)	$(2,376,801)
Class Y Shares
Shares
Sold	7,693	25,988
Reinvestment of dividends and distributions	600	18,469
Redeemed	(49,784)	(87,618)
Net Decrease - Class Y	(41,491)	(43,161)
Amount
Sold	$292,029	$902,541
Reinvestment of dividends and distributions	21,921	581,952
Redeemed	(1,826,528)	(2,872,654)
Net Decrease - Class Y	$(1,512,578)	$(1,388,161)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2013

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, which consists of three separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.
Global Infrastructure	Seeks both capital appreciation and current income.
Mid Cap Growth	Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. All remaining Portfolios: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) when market quotations are not readily

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Notes to Financial Statements ■ December 31, 2013 continued

available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and asked prices. Unlisted options are valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	GROSS ASSET AMOUNT PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Money Market	$22,060,000	—	$(22,060,000	)(1)	$0

(1)  The actual collateral received is greater than the amount shown here due to overcollateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Restricted Securities — Certain Portfolios invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

G. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

A Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Global Infrastructure	$4,983,008	(1)	—	$(4,983,008	)(2)(3)	$0
Mid Cap Growth	1,630,027	(1)	—	(1,630,027	)(3)(4)	0

(1)  Represents market value of loaned securities at period end.

(2)  The Portfolio received cash collateral of $4,781,378, of which $4,639,585 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of $141,793, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of $434,615 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(3)  The actual collateral received is greater than the amount shown here due to overcollateralization.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

(4)  The Portfolio received cash collateral of $1,468,369, of which $1,424,824 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of $43,545, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of $169,169 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually (except for Money Market which declares and pays daily). Net realized capital gains, if any, are distributed at least annually.

I. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$22,060,000	$—	$22,060,000
Commercial Paper	—	11,546,596	—	11,546,596
Certificates of Deposit	—	6,050,000	—	6,050,000
Extendible Floating Rate Notes	—	5,999,945	—	5,999,945
Floating Rate Notes	—	5,149,967	—	5,149,967
Tax-Exempt Instrument
Weekly Variable Rate Bond	—	2,000,000	—	2,000,000
U.S. Agency Security	—	1,999,611	—	1,999,611
Total Assets	$—	$54,806,119	$—	$54,806,119
Global Infrastructure
Assets:
Common Stocks
Airports	$1,281,418	$—	$—	$1,281,418
Communications	3,751,159	—	—	3,751,159
Diversified	1,105,259	—	—	1,105,259
Oil & Gas Storage & Transportation	11,317,139	—	—	11,317,139
Ports	206,585	—	—	206,585
Toll Roads	1,487,300	—	—	1,487,300
Transmission & Distribution	3,535,545	—	—	3,535,545
Water	1,422,003	—	—	1,422,003
Total Common Stocks	24,106,408	—	—	24,106,408

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
Investment Company	$4,796,368	$—	$—	$4,796,368
Repurchase Agreements	—	620,571	—	620,571
Total Short-Term Investments	4,796,368	620,571	—	5,416,939
Total Assets	$28,902,776	$620,571	$—	$29,523,347
Mid Cap Growth
Assets:
Common Stocks
Advertising Agencies	$253,442	$—	$—	$253,442
Aerospace	124,629	—	—	124,629
Alternative Energy	248,209	—	—	248,209
Automobiles	526,931	—	—	526,931
Beverage: Soft Drinks	515,791	—	—	515,791
Biotechnology	1,283,267	—	—	1,283,267
Cable Television Services	245,211	—	—	245,211
Cement	235,059	—	—	235,059
Commercial Services	1,474,123	—	—	1,474,123
Communications Technology	794,272	—	—	794,272
Computer Services, Software & Systems	4,658,707	—	—	4,658,707
Computer Technology	1,337,539	—	209,246	1,546,785
Consumer Services: Miscellaneous	942,595	—	—	942,595
Diversified Manufacturing Operations	267,816	—	—	267,816
Diversified Retail	1,590,057	—	—	1,590,057
Electronic Components	269,776	—	—	269,776
Electronic Entertainment	262,663	—	—	262,663
Entertainment	—	—	201,447	201,447
Financial Data & Systems	1,255,627	—	—	1,255,627
Foods	498,774	—	—	498,774
Health Care Services	972,555	—	—	972,555
Insurance: Property-Casualty	1,133,782	—	—	1,133,782
Medical Equipment	752,797	—	—	752,797
Personal Care	106,047	—	—	106,047
Pharmaceuticals	1,487,468	—	—	1,487,468
Recreational Vehicles & Boats	727,052	—	—	727,052
Restaurants	1,163,538	—	—	1,163,538
Semiconductors & Components	210,692	—	—	210,692

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Specialty Retail	$207,614	$—	$—	$207,614
Textiles Apparel & Shoes	573,100	—	—	573,100
Total Common Stocks	24,119,133	—	410,693	24,529,826
Convertible Preferred Stocks	—	—	23,271	23,271
Preferred Stocks	—	—	122,984	122,984
Call Options Purchased	—	13,259	—	13,259
Short-Term Investments
Investment Company	2,987,796	—	—	2,987,796
Repurchase Agreements	—	190,578	—	190,578
Total Short-Term Investments	2,987,796	190,578	—	3,178,374
Total Assets	$27,106,929	$203,837	$556,948	$27,867,714

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

Mid Cap Growth

	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Communications Technology
Convertible Preferred	$2,950	Asset Approach	Net Tangible Assets	$0.00		$0.00		$0.00		Increase
Stock		Discounted Cash Flow	Weighted Average Cost of Capital	29.5%		30.5%		30.0%		Decrease
			Perpetual Growth Rate	5.0%		6.0%		5.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.2	x	2.1	x	1.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
		Merger & Acquisition Transactions	Sale/Merger Scenario	$6.11		$6.11		$6.11		Increase

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	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Computer Services, Software & Systems
Preferred Stocks	$76,339	Market Transaction Method	Precedent Transaction of Preferred Stock	$3.51		$3.51		$3.51		Increase
Computer Technology
Common Stock	$209,246	Market Transaction Method	Precedent Transaction of Common and Preferred Stock	$11.50		$11.50		$11.50		Increase
Convertible Preferred Stock	$20,321	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	9.1	x	17.6	x	12.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Diversified Retail
Preferred Stock	$46,645	Market Transaction Method	Precedent Transaction of Preferred Stock	$22.947		$22.947		$22.947		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	7.5	x	5.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

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	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Entertainment
Common Stock	$201,447	Market Transaction Method	Precedent Transaction	$1,853.18		$1,853.18		$1,853.18		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.0%		16.0%		15.6%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	9.6	x	24.9	x	21.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of December 31, 2013, securities transferred from Level 2 to Level 1. The values of the transfers were as follows:

GLOBAL INFRASTRUCUTRE	MID CAP GROWTH
$8,321,635	$1,528,356

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Mid Cap Growth
	Common Stocks	Convertible Preferred Stocks	Preferred Stocks
Beginning Balance	$421,346	$219,093	$45,756
Purchases	—	—	69,037
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Action	—	(45,336)	—
Change in unrealized appreciation/depreciation	(10,653)	17,682	8,191
Realized gains (losses)	—	(168,168)	—
Ending Balance	$410,693	$23,271	$122,984
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$(10,653)	$1,717	$8,191

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

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Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Options In respect to options, certain Portfolios are subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by a Portfolio. A Portfolio may purchase put and call options. Purchasing call options tends to increase a Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" on the Statements of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to a Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Portfolio. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how

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and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following tables set forth the fair value of Mid Cap Growth Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign Currency Risk	Investments, at Value (Options Purchased)	$13,259	†	Investments, at Value (Options Purchased)	—

†  Amounts are included in Investments in the Statements of Assets and Liabilities.

The following table sets forth by primary risk exposure of Mid Cap Growth Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	OPTIONS PURCHASED††
Foreign Currency Risk	$(11,473)

††  Amounts are included in Investments in the Statements of Operations.

At December 31, 2013, Mid Cap Growth Portfolio's derivative assets and liabilities are as follows:

  GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES	ASSETS(a)	LIABILITIES(a)
Options Purchased	$13,259	—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

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The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN 0)
Mid Cap Growth	Royal Bank of Scotland	$13,259	—	—	$13,259

For the year ended December 31, 2013, Mid Cap Growth Portfolio's average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	654,942

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the year ended December 31, 2013, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

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For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.57% of the Portfolio's daily net assets.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets in excess of $500 million. For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market Portfolio's rate is 0.05%) to each Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2013, the Distributor waived $98,233, the Adviser waived $276,875 and the Administrator waived $26,053. For the year ended December 31, 2013, the Adviser waived additional fees and/or reimbursed expenses to the extent the Portfolio's total expenses exceeded total income on a daily basis in the amount of $18,931. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

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6. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2013, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Global Infrastructure	—	—	$6,427,385	$12,634,654
Mid Cap Growth	—	—	11,323,384	17,105,048

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2013
Global Infrastructure	$214,894	$10,506,475	$5,925,001	$95	$4,796,368
Mid Cap Growth	1,133,672	10,467,977	8,613,853	606	2,987,796

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "Dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Global Infrastructure	$455
Mid Cap Growth	904

For the year ended December 31, 2013, the Mid Cap Growth Portfolio incurred brokerage commissions of $71 with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

From January 1, 2013 to June 30, 2013, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers,

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Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCUTRE	MID CAP GROWTH
$49	$391

Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, was the Fund's transfer agent. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

8. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net

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realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

	2013 DISTRIBUTIONS PAID FROM:			2012 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN		ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$6,153		$—	$9,086	$—
Global Infrastructure	631,140	2,292,589		1,127,854	1,997,604
Mid Cap Growth	64,745	67,348		—	1,976,981

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating losses, distribution redesignations, partnership basis adjustments and certain

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equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2013:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(89)	$89	$—
Global Infrastructure	(163)	163	—
Mid Cap Growth	80,881	(88,734)	7,853

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$4,176	$—
Global Infrastructure	521,976	3,064,801
Mid Cap Growth	381,813	1,893,902

At December 31, 2013, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$54,806,119	$—	$—	$—
Global Infrastructure	22,838,596	6,703,710	(18,959)	6,684,751
Mid Cap Growth	20,374,471	7,856,958	(363,715)	7,493,243

At December 31, 2013, the following Portfolio had available for Federal income tax purposes unused short term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES NO EXPIRATION
Money Market	$1,249

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

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During the year ended December 31, 2013, the following Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$217

9. Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

10. Portfolio Managers

On August 1, 2013, shareholders of the Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio (collectively, the "Portfolios") approved an Agreement and Plan of Reorganization by and between Morgan Stanley Select Dimensions Investment Series, on behalf of the Portfolios, and The Universal Institutional Funds, Inc., on behalf of its series Growth Portfolio ("UIF Growth"), pursuant to which substantially all of the assets of the Portfolios would be combined with those of UIF Growth and shareholders of the Portfolios would become shareholders of UIF Growth, receiving shares of UIF Growth equal to the value of their holdings in the Portfolios (the "Reorganization"). Each shareholder of the Portfolios would receive the Class of shares of UIF Growth that corresponds to the Class of shares of the Portfolios currently held by that shareholder. The Reorganization was consummated on September 9, 2013.

On August 1, 2013, shareholders of the Flexible Income Portfolio (the "Portfolio") approved an Agreement and Plan of Reorganization by and between Morgan Stanley Select Dimensions Investment Series, on behalf of the Portfolio and The Universal Institutional Funds, Inc., on behalf of its series Core Plus Fixed Income Portfolio ("UIF Core Plus Fixed Income"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of UIF Core Plus Fixed Income and shareholders of the Portfolio would become shareholders of UIF Core Plus Fixed Income, receiving shares of UIF Core Plus Fixed Income equal

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to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of UIF Core Plus Fixed Income that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization was consummated on September 9, 2013.

11. Subsequent Event

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Global Infrastructure Portfolio (the "Portfolio") and The Universal Institutional Funds, Inc., on behalf of its newly created series Global Infrastructure Portfolio ("UIF Global Infrastructure"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to UIF Global Infrastructure and shareholders of the Portfolio would become shareholders of UIF Global Infrastructure, receiving shares of UIF Global Infrastructure equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of UIF Global Infrastructure that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held during the first quarter of 2014.

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Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2009^	$1.00	$0.000	(d)	—		$0.000	(d)	$(0.000	)(d)	—	$(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	$(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2013	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
CLASS Y SHARES
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2013	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2009^	19.83	0.54		3.00		3.54		(0.69)		—	(0.69)
2010^	22.68	0.56		0.72		1.28		(0.53)		$(0.98)	(1.51)
2011	22.45	0.52		2.95		3.47		(0.69)		(1.51)	(2.20)
2012	23.72	0.55		3.44		3.99		(0.57)		(2.36)	(2.93)
2013	24.78	0.40		3.63		4.03		(0.67)		(2.36)	(3.03)
CLASS Y SHARES
2009^	19.78	0.49		3.00		3.49		(0.64)		—	(0.64)
2010^	22.63	0.51		0.71		1.22		(0.47)		(0.98)	(1.45)
2011	22.40	0.46		2.95		3.41		(0.62)		(1.51)	(2.13)
2012	23.68	0.49		3.42		3.91		(0.50)		(2.36)	(2.86)
2013	24.73	0.34		3.62		3.96		(0.60)		(2.36)	(2.96)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2009^	$1.00	0.03%	$40,771	0.39	%(e)(f)	0.03	%(e)(f)	—		N/A
2010^	1.00	0.01	32,429	0.30	(f)	0.01	(f)	—		N/A
2011	1.00	0.01	27,555	0.23	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	23,245	0.28	(f)	0.01	(f)	—		N/A
2013	1.00	0.01	21,087	0.19	(f)	0.01	(f)	—		N/A
CLASS Y SHARES
2009^	1.00	0.01	101,015	0.40	(e)(f)	0.02	(e)(f)	—		N/A
2010^	1.00	0.01	67,856	0.30	(f)	0.01	(f)	—		N/A
2011	1.00	0.01	56,081	0.23	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	47,618	0.28	(f)	0.01	(f)	—		N/A
2013	1.00	0.01	34,231	0.19	(f)	0.01	(f)	—		N/A
GLOBAL INFRASTRUCTURE CLASS X SHARES
2009^	22.68	18.47	24,953	1.42	(g)	2.75	(g)	0.00	%(h)	279%
2010^	22.45	7.13	21,843	0.93	(g)	2.66	(g)	0.00	(h)	148
2011	23.72	15.81	20,282	1.10	(g)	2.26	(g)	0.00	(h)	36
2012	24.78	18.14	19,121	1.11	(g)	2.27	(g)	0.00	(h)	28
2013	25.78	17.71	18,008	1.44	(g)	1.59	(g)	0.00	(h)	25
CLASS Y SHARES
2009^	22.63	18.18	10,332	1.67	(g)	2.50	(g)	0.00	(h)	279
2010^	22.40	6.81	8,883	1.18	(g)	2.41	(g)	0.00	(h)	148
2011	23.68	15.56	7,863	1.35	(g)	2.01	(g)	0.00	(h)	36
2012	24.73	17.79	7,635	1.36	(g)	2.02	(g)	0.00	(h)	28
2013	25.73	17.40	7,110	1.69	(g)	1.34	(g)	0.00	(h)	25

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH CLASS X SHARES
2009^	$16.61	$0.03	$10.01	$10.04	—	—	—
2010^	26.65	0.10	8.63	8.73	$(0.04)	—	$(0.04)
2011	35.34	(0.07)	(2.37)	(2.44)	(0.13)	—	(0.13)
2012	32.77	0.12	2.62	2.74	—	$(2.61)	(2.61)
2013	32.90	(0.12)	12.47	12.35	(0.13)	(0.10)	(0.23)
CLASS Y SHARES
2009^	16.34	(0.03)	9.84	9.81	—	—	—
2010^	26.15	0.03	8.46	8.49	—	—	—
2011	34.64	(0.16)	(2.32)	(2.48)	(0.05)	—	(0.05)
2012	32.11	0.03	2.57	2.60	—	(2.61)	(2.61)
2013	32.10	(0.21)	12.17	11.96	(0.02)	(0.10)	(0.12)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Amount is less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.03% for the year ended 2009.

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH CLASS X SHARES
2009^	$26.65	60.45%	$21,310	0.84	%(g)	0.12	%(g)	0.00	%(h)	36%
2010^	35.34	32.79	24,319	0.79	(g)	0.36	(g)	0.00	(h)	44
2011	32.77	(6.97)	19,186	0.81	(g)	(0.19	)(g)	0.00	(h)	33
2012	32.90	8.51	17,016	1.02	(g)	0.35	(g)	0.00	(h)	31
2013	45.02	37.69	19,453	0.99	(g)	(0.33	)(g)	0.00	(h)	47
CLASS Y SHARES
2009^	26.15	60.04	8,267	1.09	(g)	(0.13	)(g)	0.00	(h)	36
2010^	34.64	32.47	10,828	1.04	(g)	0.11	(g)	0.00	(h)	44
2011	32.11	(7.18)	7,812	1.06	(g)	(0.44	)(g)	0.00	(h)	33
2012	32.10	8.24	6,425	1.27	(g)	0.10	(g)	0.00	(h)	31
2013	43.94	37.36	6,971	1.24	(g)	(0.58	)(g)	0.00	(h)	47

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2013
Class X	0.71%	(0.51)%
Class Y	0.96	(0.76)
December 31, 2012
Class X	0.65	(0.36)
Class Y	0.90	(0.61)
December 31, 2011
Class X	0.61	(0.37)
Class Y	0.86	(0.62)
December 31, 2010
Class X	0.59	(0.29)
Class Y	0.84	(0.54)
December 31, 2009
Class X	0.59	(0.17)
Class Y	0.84	(0.42)

(g)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(h)  Amount is less than 0.005%.

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (comprising, respectively, Money Market, Global Infrastructure, and Mid Cap Growth Portfolios) (collectively, the "Portfolios") as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Select Dimensions Investment Series at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

Morgan Stanley Select Dimensions Investment Series

Results of Special Shareholder Meeting (unaudited)

On August 1, 2013, a Special Meeting of Shareholders was held for the following Portfolios to vote upon a proposal to approve an Agreement and Plan of Reorganization. The voting results were as follows:

	Number of Shares
	For	Against	Abstain
Flexible Income Portfolio	2,888,318	20,675	357,590
	Number of Shares
	For	Against	Abstain
Focus Growth Portfolio	2,415,920	94,672	205,396
	Number of Shares
	For	Against	Abstain
Growth Portfolio	640,473	32,916	66,225
	Number of Shares
	For	Against	Abstain
Multi Cap Portfolio	845,567	37,843	51,778

On May 31, 2013, a Special Meeting of Shareholders of Global Infrastructure Portfolio (the "Portfolio") was held in order to approve changing the Portfolio's fundamental investment restriction regarding industry concentration. The voting results were as follows:

Number of Shares
For	Against	Abstain
900,096	35,810	95,164

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of the Fairhaven United Methodist Church.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC( retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice ■ December 31, 2013 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, the following percentage of dividends paid by the applicable Portfolio qualified for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION%
Global Infrastructure	38.82%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

PORTFOLIO	AMOUNT
Global Infrastructure	$2,292,589
Mid Cap Growth	67,348

For Federal income tax purposes, the following information is furnished with respect to the earnings of the applicable Portfolio for the taxable year ended December 31, 2013.

The Global Infrastructure Portfolio intends to pass through foreign tax credits of $37,900, and has derived income from sources within foreign countries amounting to $325,253.

Trustees
Frank L. Bowman	Joseph J. Kearns
Michael Bozic	Michael F. Klein
Kathleen A. Dennis	Michael E. Nugent
James F. Higgins	W. Allen Reed
Dr. Manuel H. Johnson	Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent	Custodian
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40474

SELDIMANN
806865 EXP 2.28.15

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$98,186

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$10,070	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$10,070		$7,873,493

Total		$108,526		$7,873,493

2012

	Registrant			Covered Entities(1)
Audit Fees		$129,150		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$26,873	(3)	$3,789,467	(4)
All Other Fees	$			$723,998	(5)
Total Non-Audit Fees		$26,873		$4,513,465

Total		$156,023		$4,513,465

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                  Not applicable.

(g)                 See table above.

(h)                The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2014